                                                                      Exhibit 23

CB RICHARD ELLIS 401(k) PLAN

Exhibit 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 23, 2000 included in this Form 11-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements:
Form S-8 (File No. 33-39436) and Form S-8 (File No. 333-21599).

/s/ ARTHUR ANDERSEN

ARTHUR ANDERSEN LLP


Los Angeles, California
June 26, 2000


                                      14